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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 April 27, 2006
                                 --------------
                                 Date of Report


                               Kodiak Energy, Inc.
                             -----------------------
                      (Formerly Island Critical Care, Inc.)

             Deleware               333-82434               650967706
         ---------------       ---------------------      -------------
         (State or other       (Commission File No.)      (IRS Employer
          Jurisdiction)                                      I.D. No.)

                         734 - 7th Avenue S.W. Suite 460
                         Calgary Alberta T2P 3P8 Canada
                         -------------------------------
                    (Address of Principal Executive Offices)

                                 (403) 262-8044
                                ----------------
              (Registrant's Telephone Number, including area code)

Item 5.02   Election of Directors and Appointment of Principal Officers
            -----------------------------------------------------------

On April 24, 2006 the Company's board of directors appointed Mr. Marvin Jones to serve as directors until the next annual meeting.

Mr. Marvin Jones has more than 45 years of domestic and International oil and gas experience, with the last 30 years being at the management level in drilling and in the contracting industry. Mr. Jones is a past President of Trinidad Drilling, a past Vice President of Challenger International Services, and a past Vice President of Thomson Industries. He received the CAODC Honorary Life Membership Award and is a past President of CAODC and many other charitable, sports and public organizations. Mr. Jones is also a director of Aviator Petroleum a Toronto Venture Exchange company.


(c) Exhibits.

            99.1 Press Release



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Kodiak Energy, Inc



DATED:   April 27, 2006                    /s/ Mark Hlady
       ------------------                      ----------------------------
                                               Mark Hlady
                                               Chairman and CEO



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